EXHIBIT A

Joint Filing Statement

Pursuant to Rule 13d-1(k)(1), the undersigned hereby express their agreement that the attached Schedule 13G is filed on each of their behalf.

Dated:  February 4, 2002

By: /s/ R. David Spreng	By: /s/ R. David Spreng	By: /s/ R. David Spreng
R. David Spreng	R. David Spreng	R. David Spreng
CRESCENDO WORLD FUND, LLC	CRESCENDO III, LP	CRESCENDO III, GbR
By: Crescendo Ventures - World Fund, LLC	By: Crescendo Ventures III, LLC	By: Crescendo Ventures III, LLC and Verbier Ventures, LLC
Its: Managing Member	Its: General Partner	Its: Managing Partners

By: /s/ R. David Spreng	By: /s/ R. David Spreng	By: /s/ R. David Spreng
R. David Spreng	R. David Spreng Managing Member	R. David Spreng Chief Manager
CRESCENDO VENTURES III, LLC	EAGLE VENTURES WF, LLC	CRESCENDO III EXECUTIVE FUND, LP
By: Crescendo Ventures III, LLC
Its: General Partner

By: /s/ R. David Spreng	By: /s/ R. David Spreng	By: /s/ R. David Spreng
R. David Spreng	R. David Spreng Managing Member	R. David Spreng Manager Member
CRESCENDO VENTURES - WORLD FUND, LLC	VERBIER VENTURES, LLC

By: /s/ R. David Spreng	By: /s/ R. David Spreng
R. David Spreng Manager Member	R. David Spreng Managing Member
PRISMA German American Venture Partners, GbR	Crescendo Capital Management, LLC